Exhibit  10


January  29,  2001

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

        Re:     Exhibit  10,  Form  N-1A
                The  Calvert  Fund
                File  numbers  2-76510  and  811-3416

Ladies  and  Gentlemen:

As Counsel to The Calvert Fund (the "Trust"), it is my opinion, based upon an examination of the Trust's Declaration of Trust and By-Laws and such other original or photostatic copies of Trust records, certificates of public officials, documents, papers, statutes, and authorities as I deemed necessary to form the basis of this opinion, that the securities being registered by this Post-Effective Amendment No. 41 of the Trust will, when sold, be legally issued, fully paid and non-assessable.

Consent is hereby given to file this opinion of counsel with the Securities and Exchange Commission as an Exhibit to the Trust's Post-Effective Amendment No. 41 to its Registration Statement.

Sincerely,




/s/Ivy  Wafford  Duke
Associate  General  Counsel